 LIMITED POWER OF ATTORNEY - SECURITIES LAW COMPLIANCE

The undersigned, as an officer or director of PalmSource, Inc. (the "Company"), hereby constitutes and appoints Ira Cook and Geraldine McGrath, and each of them, the undersigned's true and lawful attorney-in-fact and agent with full power of substitution or revocation to complete and execute such Forms ID, Forms 144,
Forms 3, 4 and 5 and other forms as such attorney shall in his or her discretion determine to be required or advisable pursuant to Rule 144 promulgated under the Securities Act of 1933 (as amended), Section 16 of the
Securities Exchange Act of 1934 (as amended) and the rules and regulations promulgated thereunder, or any successor laws and regulations, as a consequence of the undersigned's ownership, acquisition or disposition of securities of the Company, and to do all acts necessary in order to file such forms with the Securities and
Exchange Commission, any securities exchange or national association, the Company and such other person or agency as the attorney shall deem appropriate.  The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or such attorneys'-in-fact substitute or substitutes, shall do or cause to be done by virtue hereof.  The undersigned hereby acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

This Limited Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company unless earlier revoked by the undersigned in a writing delivered to the foregoing attorneys-in-fact.

This Limited Power of Attorney is executed at Sunnyvale, California, as of the date set forth below.

/s/ Robert Finocchio
Signature

Robert Finocchio
Type or Print Name

Dated: 9/20/03

Witness:
/s/ Russell Wood

Signature

Russell Wood
Type or Print Name

Dated: 9/20/03